UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 20, 2018
___________
VIPER ENERGY PARTNERS LP
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	001-36505 (Commission File Number)	46-5001985 (I.R.S. Employer Identification Number)
500 West Texas Suite 1200 Midland, Texas (Address of principal executive offices)		79701 (Zip code)
(432) 221-7400 (Registrant’s telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Item 1.01. Entry into a Material Definitive Agreement.

On July 20, 2018, Viper Energy Partners LLC (the “Operating Company”), a subsidiary of Viper Energy Partners LP (the “Partnership”), as borrower, and the Partnership, as guarantor, entered into an Amended and Restated Senior Secured Revolving Credit Agreement among Wells Fargo Bank, National Association, as administrative agent, and the lenders party thereto (the “A&R Credit Agreement”), which amended and restated the Senior Secured Revolving Credit Agreement, dated as of July 8, 2014 (as amended, supplemented or otherwise modified prior to the effectiveness of the A&R Credit Agreement, the “Original Credit Agreement”). The A&R Credit Agreement, among other things, amends the Original Credit Agreement to incorporate the terms of an assignment and assumption dated May 30, 2018 by and between the Partnership and the Operating Company, whereby the Partnership assigned its liabilities and rights as borrower under the Original Credit Agreement to the Operating Company, with the Operating Company becoming the borrower and assuming all liabilities of the borrower thereunder and the Partnership becoming a guarantor under the Original Credit Agreement. All other material terms of the Original Credit Agreement remained unchanged and are in effect as of the date of the A&R Credit Agreement.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under on Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 above is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
Exhibits.

Number	Exhibit
10.1
Amended and Restated Senior Secured Revolving Credit Agreement, dated as of July 20, 2018, among Viper Energy Partners LLC, as borrower, Viper Energy Partners LP, as guarantor, Wells Fargo Bank, National Association, as the administrative agent, sole book runner and lead arranger, and certain lenders from time to time party thereto

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIPER ENERGY PARTNERS LP

		By:	Viper Energy Partners GP LLC, its general partner
Date:	July 26, 2018

		By:	/s/ Teresa L. Dick
		Name:	Teresa L. Dick
		Title:	Chief Financial Officer, Executive Vice President and Assistant Secretary